                                                                    EXHIBIT 10.4

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                                                                Loan No. V_06437

    SHELDAHL COLORADO, LLC, a Minnesota limited liability company, as grantor
                                   (Borrower)

                     SHELDAHL, INC., a Minnesota corporation
                                   (Fee Owner)


                                       to
           THE PUBLIC TRUSTEE OF BOULDER COUNTY, COLORADO, as trustee
                                    (Trustee)

                               for the benefit of

            MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as beneficiary
                                    (Lender)

                       -----------------------------------

                                DEED OF TRUST AND
                               SECURITY AGREEMENT
                       -----------------------------------

                           Dated:  November 16, 1999



                           PREPARED BY AND UPON
                           RECORDATION RETURN TO:

                           WOMBLE CARLYLE SANDRIDGE & RICE, PLLC
                           3500 One Atlantic Center
                           1201 West Peachtree Street
                           Atlanta, Georgia 30309

                           Attention:  Robert F. Cook, Esq.



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




                                TABLE OF CONTENTS

                                                                                                                PAGE

ARTICLE 1 - GRANTS OF SECURITY....................................................................................1
                  Section 1.1       PROPERTY CONVEYED.............................................................1
                  Section 1.2       ASSIGNMENT OF RENTS...........................................................5
                  Section 1.3       DEFINITION OF PERSONAL PROPERTY...............................................5
                  Section 1.4       PLEDGE OF MONIES HELD.........................................................5

ARTICLE 2 - DEBT AND OBLIGATIONS SECURED..........................................................................6
                  Section 2.1       DEBT..........................................................................6
                  Section 2.2       OTHER OBLIGATIONS.............................................................6
                  Section 2.3       DEBT AND OTHER OBLIGATIONS....................................................7
                  Section 2.4       PAYMENTS......................................................................7

ARTICLE 3 - BORROWER COVENANTS....................................................................................7
                  Section 3.1       INCORPORATION BY REFERENCE....................................................7
                  Section 3.2       INSURANCE.....................................................................8
                  Section 3.3       PAYMENT OF TAXES, ETC........................................................14
                  Section 3.4       CONDEMNATION.................................................................15
                  Section 3.5       USE AND MAINTENANCE OF PROPERTY..............................................15
                  Section 3.6       WASTE........................................................................16
                  Section 3.7       COMPLIANCE WITH LAWS; ALTERATIONS............................................16
                  Section 3.8       BOOKS AND RECORDS............................................................16
                  Section 3.9       PAYMENT FOR LABOR AND MATERIALS..............................................18
                  Section 3.10      PERFORMANCE OF OTHER AGREEMENTS..............................................18

Section 3.11                        FORMATION OF MUNICPIAL DISTRICT..............................................18

                  Section 3.12      WITHHOLDING AND SALES TAXES..................................................18

ARTICLE 4 - SPECIAL COVENANTS....................................................................................19
                  Section 4.1       PROPERTY USE.................................................................19
                  Section 4.2       ERISA........................................................................19
                  Section 4.3       SINGLE PURPOSE ENTITY........................................................20

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES.......................................................................22
                  Section 5.1       BORROWER'S REPRESENTATIONS...................................................22
                  Section 5.2       WARRANTY OF TITLE............................................................22
                  Section 5.3       STATUS OF PROPERTY...........................................................23

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

                  Section 5.4       NO FOREIGN PERSON............................................................24
                  Section 5.5       SEPARATE TAX LOT.............................................................24

ARTICLE 6 - OBLIGATIONS AND RELIANCES............................................................................24
                  Section 6.1       RELATIONSHIP OF BORROWER AND LENDER..........................................24
                  Section 6.2       NO RELIANCE ON LENDER........................................................24
                  Section 6.3       NO LENDER OBLIGATIONS........................................................24
                  Section 6.4       RELIANCE.....................................................................25

ARTICLE 7 - FURTHER ASSURANCES...................................................................................25
                  Section 7.1       RECORDING FEES...............................................................25
                  Section 7.2       FURTHER ACTS.................................................................25
                  Section 7.3       CHANGES IN TAX, DEBT CREDIT AND DOCUMENTARY STAMP LAWS.......................26
                  Section 7.4       CONFIRMATION STATEMENT.......................................................26
                  Section 7.5       SPLITTING OF SECURITY INSTRUMENT.............................................27
                  Section 7.6       REPLACEMENT DOCUMENTS........................................................27

ARTICLE 8 - DUE ON SALE/ENCUMBRANCE..............................................................................27
                  Section 8.1       LENDER RELIANCE..............................................................27
                  Section 8.2       NO SALE/ENCUMBRANCE..........................................................28
                  Section 8.3       EXCLUDED AND PERMITTED TRANSFERS.............................................28
                  Section 8.4       NO IMPLIED FUTURE CONSENT....................................................30
                  Section 8.5       COSTS OF CONSENT.............................................................30
                  Section 8.6       CONTINUING SEPARATENESS REQUIREMENTS.........................................30

ARTICLE 9 - DEFAULT..............................................................................................31
                  Section 9.1       EVENTS OF  DEFAULT...........................................................31
                  Section 9.2       DEFAULT INTEREST.............................................................33

ARTICLE 10 - RIGHTS AND REMEDIES.................................................................................33
                  Section 10.1      REMEDIES.....................................................................33
                  Section 10.2      RIGHT OF ENTRY...............................................................41

ARTICLE 11 - INDEMNIFICATION; SUBROGATION........................................................................41
                  Section 11.1      GENERAL INDEMNIFICATION......................................................41
                  Section 11.2      ENVIRONMENTAL INDEMNIFICATION................................................42
                  Section 11.3      EXCLUDED OCCURRENCES.........................................................45
                  Section 11.4      DUTY TO DEFEND AND ATTORNEYS AND OTHER FEES AND EXPENSES.....................45
                  Section 11.5      SURVIVAL OF INDEMNITIES......................................................45

ARTICLE 12 - SECURITY AGREEMENT..................................................................................45
                  Section 12.1      SECURITY AGREEMENT...........................................................45

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

ARTICLE 13 - WAIVERS.............................................................................................46
                  Section 13.1      MARSHALLING AND OTHER MATTERS................................................47
                  Section 13.2      WAIVER OF NOTICE.............................................................47
                  Section 13.3      SOLE DISCRETION OF LENDER....................................................47
                  Section 13.4      SURVIVAL.....................................................................47
                  SECTION 13.5      WAIVER OF TRIAL BY JURY......................................................47
                  Section 13.6      WAIVER OF AUTOMATIC OR SUPPLEMENTAL STAY.....................................48

ARTICLE 14 - NOTICES.............................................................................................48
                  Section 14.1      NOTICES......................................................................48

ARTICLE 15 - APPLICABLE LAW......................................................................................50
                  Section 15.1      GOVERNING LAW; JURISDICTION..................................................50
                  Section 15.2      USURY LAWS...................................................................50
                  Section 15.3      PROVISIONS SUBJECT TO APPLICABLE LAW.........................................50

ARTICLE 16 - SECONDARY MARKET....................................................................................51
                  Section 16.1      TRANSFER OF LOAN.............................................................51

ARTICLE 17 - COSTS...............................................................................................51
                  Section 17.1      PERFORMANCE AT BORROWER'S EXPENSE............................................51
                  Section 17.2      ATTORNEY'S FEES FOR ENFORCEMENT..............................................51

ARTICLE 18 - DEFINITIONS.........................................................................................51
                  Section 18.1      GENERAL DEFINITIONS..........................................................51

ARTICLE 19 - MISCELLANEOUS PROVISIONS............................................................................52
                  Section 19.1      NO ORAL CHANGE...............................................................52
                  Section 19.2      LIABILITY....................................................................52
                  Section 19.3      INAPPLICABLE PROVISIONS......................................................52
                  Section 19.4      HEADINGS, ETC................................................................52
                  Section 19.5      DUPLICATE ORIGINALS; COUNTERPARTS............................................52
                  Section 19.6      NUMBER AND GENDER............................................................52
                  Section 19.7      SUBROGATION..................................................................53
                  Section 19.8      ENTIRE AGREEMENT.............................................................53

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



                             Index of Defined Terms




"ADA" ............................................................................................................15
"APPLICABLE LAWS" ................................................................................................15
"ATTORNEYS' FEES".................................................................................................52
"ATTORNEYS" ......................................................................................................42
"BANKRUPTCY CODE" .................................................................................................2
"BORROWER".....................................................................................................1, 52
"BUSINESS DAY" ...................................................................................................50
"COLLATERAL" .....................................................................................................46
"COUNSEL FEES" ...................................................................................................52
"DEBT" ............................................................................................................5
"DEFAULT RATE" ...................................................................................................34
"ENVIRONMENTAL INDEMNITY" .........................................................................................7
"ENVIRONMENTAL LAW" ..............................................................................................43
"ENVIRONMENTAL LIEN" .............................................................................................44
"ERISA" ..........................................................................................................19
"ESCROW AGREEMENT" ................................................................................................4
"EVENT OF DEFAULT" ...............................................................................................31
"EVENT" ..........................................................................................................51
"EXCULPATED PORTION" .............................................................................................41
"FEES AND EXPENSES" ..............................................................................................42
"GUARANTOR" ......................................................................................................20
"HAZARDOUS SUBSTANCES" ...........................................................................................44
"IMPROVEMENTS" ....................................................................................................2
"INDEMNIFIED PARTIES" ............................................................................................44
"INDEMNITOR" ......................................................................................................7
"INSURANCE PREMIUMS" .............................................................................................10
"INSURED CASUALTY" ...............................................................................................11
"INTANGIBLES" .....................................................................................................4
"INVESTOR" .......................................................................................................51
"LAND" ............................................................................................................1
"LEASE" ...........................................................................................................2
"LEASES" ..........................................................................................................3
"LEGAL FEES" .....................................................................................................52
"LENDER" ......................................................................................................1, 52
"LOAN DOCUMENTS" ..................................................................................................7
"LOAN" ...........................................................................................................30
"LOSSES" .........................................................................................................44
"NOTE" ........................................................................................................1, 52
"OBLIGATIONS" .....................................................................................................6
"ORIGINAL PRINCIPALS".............................................................................................29
"OTHER CHARGES" ..................................................................................................13


                                    Index-1

"OTHER LOAN DOCUMENTS"............................................................................................7
"OTHER OBLIGATIONS"...............................................................................................6
"PERMITTED EXCEPTIONS"...........................................................................................22
"PERSON" ........................................................................................................52
"PERSONAL PROPERTY"...............................................................................................5
"POLICIES" .......................................................................................................9
"POLICY" .........................................................................................................9
"PRINCIPAL" .....................................................................................................20
"PROPERTY" ...................................................................................................1, 52
"QUALIFIED INSURER"...............................................................................................9
"RATING AGENCY" .................................................................................................51
"RELEASE" .......................................................................................................45
"REMEDIATION" ...................................................................................................45
"RENTS" ..........................................................................................................3
"SECURITIES" ....................................................................................................51
"SECURITY INSTRUMENT".............................................................................................1
"TAXES" .........................................................................................................13
"TRUSTEE" ........................................................................................................1
"UNIFORM COMMERCIAL CODE".........................................................................................2


                                    Index-2

THIS DEED OF TRUST AND SECURITY AGREEMENT (this "SECURITY INSTRUMENT") is made as of the ____ day of November, 1999, by SHELDAHL COLORADO, LLC, a Minnesota limited liability company, having its principal place of business at 1150 Sheldahl Road, P.O. Box 170, Northfield, Minnesota 55057 ("BORROWER"), SHELDAHL, INC., a Minnesota corporation, having its principal place of business at 1150 Sheldahl Road, P.O. Box 170, Northfield, Minnesota 55057 ("FEE OWNER", with Borrower and Fee Owner being collectively referred to herein as "GRANTOR") to THE PUBLIC TRUSTEE OF BOULDER COUNTY, COLORADO ("TRUSTEE"), for the benefit of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, having its principal place of business at 60 Wall Street, New York, New York 10260-0060, as beneficiary ("LENDER").

                                    RECITALS:

         Borrower by its Fixed Rate Note of even date herewith given to Lender is indebted to Lender in the principal sum of $4,300,000.00 in lawful money of the United States of America (such Fixed Rate Note, together with all extensions, renewals, modifications, substitutions and amendments thereof, shall collectively be referred to as the "NOTE"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note, and with a maturity date of December 1, 2009.

         Borrower desires to secure the payment of the Debt (as defined in Article 2) and the performance of all of its obligations under the Note and the Other Obligations (as defined in Article 2).

         Fee Owner is an affiliate of Borrower and will enjoy substantial benefit from the Loan.

                         ARTICLE 1 - GRANTS OF SECURITY

         Section 1.1 PROPERTY CONVEYED. Grantor does hereby irrevocably, unconditionally and absolutely, grant, bargain, sell, pledge, enfeoff, assign, warrant, transfer and convey to Trustee (with power of sale) in trust for the purposes herein set forth, all right, title and interest in and to the following property, rights, interests and estates now owned, or hereafter acquired, by Grantor (collectively, the "PROPERTY"):

                  (a) Land and Leaseholds. (i) The real property described in Exhibit A attached hereto and made a part hereof (collectively, the "LAND"), together with all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument; and
         (ii) Borrower's leasehold estate in and to the Land and any after-acquired title of Borrower in the Land including all rights, options and privileges of Borrower as ground lessee under that certain Net Lease Agreement dated November ___, 1999, between Fee Owner and Borrower, a memorandum of which is recorded in the real property records of Boulder County on Film No. ______ at Reception No. __________ (the "GROUND LEASE") and any and all security deposits or other property of Borrower held by Fee Owner pursuant to the terms of or in connection with the Ground Lease, together with all additional lands and estates therein



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


         which may from time to time, by supplemental deed of trust or otherwise be expressly made subject to the lien of this Security Instrument;

                  (b) Improvements. All the buildings, structures, fixtures, additions, accessions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "IMPROVEMENTS");

                  (c) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Grantor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

                  (d) Fixtures and Personal Property. All machinery, equipment, goods, inventory, consumer goods, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Grantor, or in which Grantor has or shall have an interest, now or hereafter permanently located upon the Land and the Improvements, or appurtenant thereto, and solely used in connection with the present or future use, maintenance, enjoyment, operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Grantor, or in which Grantor has or shall have an interest, now or hereafter permanently located upon the Land and the Improvements, or appurtenant thereto, or solely used in connection with the present or future operation and occupancy of the Land and the Improvements, and the right, title and interest of Grantor in and to any of the Personal Property (as hereinafter defined) which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "UNIFORM COMMERCIAL CODE"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

                  (e) Leases and Rents. All leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into, whether before or after the filing by or against Grantor of any petition for relief under 11 U.S.C. ss. 101 et seq., as the same may be amended from time to time (the "BANKRUPTCY COde") (individually, a "LEASE"; collectively, the "LEASES") and all right, title and interest of Grantor, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents (including all tenant security and other deposits), additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Grantor of any petition for relief under the Bankruptcy Code (collectively the "RENTS") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;


               (f) Condemnation Award. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

               (g) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

               (h) Tax Certiorari. All refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

               (i) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

               (j) Rights. The right, in the name and on behalf of Grantor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Trustee and/or Lender in the Property;

               (k) Agreements. All agreements, contracts (including purchase, sale, option, right of first refusal and other contracts pertaining to the Property), certificates, instruments, franchises, permits, licenses, approvals, consents, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining solely to the use, occupation, construction, management or operation of the Property (including any Improvements or respecting any business or activity conducted on the Land and any part thereof) and all right, title and interest of Grantor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Grantor thereunder;

               (l) Trademarks. All trade names,trademarks, service marks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used solely in connection with the operation of the Property;

               (m) Accounts. All accounts, accounts receivable,escrows (including, without limitation, all escrows, deposits, reserves and impounds established pursuant to that certain

         Escrow Agreement for Reserves and Impounds of even date herewith between Borrower and Lender; hereinafter, the "ESCROW AGREEMENT"), documents, instruments, chattel paper, claims, reserves (including deposits) representations, warranties and general intangibles, as one or more of the foregoing terms may be defined in the Uniform Commercial Code, and all contract rights, franchises, books, records, plans, specifications, permits, licenses (to the extent assignable), approvals, actions, choses, claims, suits, proofs of claim in bankruptcy and causes of action which now or hereafter relate to, are solely derived from or are solely used in connection with the Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively called the "INTANGIBLES"); and

               (n) Other Rights. Any and all other rights of Grantor in and to the Property and any accessions, renewals, replacements and substitutions of all or any portion of the Property and all proceeds derived from the sale, transfer, assignment or financing of the Property or any portion thereof.

               (o) Water Rights. All water, water rights, wells and well rights, ditches and ditch rights, reservoirs and reservoir rights, pumps and pipelines and pump and pipeline rights, and permits, agreements, leases, and contracts pertaining to or authorizing use of water, appurtenant to or used in connection with the Land including, without limitation, shares of stock evidencing any of the same.

               (p) Excluded Property. Notwithstanding anything to the contrary contained herein, the Property shall not include (i) existing and future manufacturing equipment owned by Fee Owner and specifically installed to facilitate Fee Owner's manufacturing operations; or (ii) inventory owned by Fee Owner; or (iii) the agreements, trademarks and accounts of Fee Owner as described in subparagraphs (k), (l), and (m) above; provided, however the Property shall include such agreements, trademarks and accounts of Borrower, except for rights to the name "Sheldahl."

         Section 1.2 ASSIGNMENT OF RENTS. Grantor hereby absolutely and unconditionally assigns to Lender Grantor's right, title and interest in and to all current and future Leases and Rents; it being intended by Grantor that this assignment constitutes a present, absolute and unconditional assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2 and the terms and conditions of that certain Assignment of Rents and Leases, of even date herewith between Grantor and Lender, Lender grants to Borrower a revocable license to collect and receive the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.


         Section 1.3 DEFINITION OF PERSONAL PROPERTY. For purposes of this Security Instrument, the Property identified in Subsections 1.1(d) through 1.1(n), inclusive, shall be collectively referred to herein as the "PERSONAL PROPERTY."


         Section 1.4 PLEDGE OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender, including, without limitation, any sums deposited in the Funds (as defined in the Escrow Agreement), all insurance proceeds described in Section 3.2 and condemnation awards or payments described in Section 3.4, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                               CONDITIONS TO GRANT

         TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Trustee, and the successors and assigns of Trustee, forever;

         PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void; provided however, that Borrower's obligation to indemnify and hold harmless Lender pursuant to the provisions hereof with respect to matters relating to any period of time during which this Security Instrument was in effect shall survive any such payment or release.

                    ARTICLE 2 - DEBT AND OBLIGATIONS SECURED

        Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the "DEBT"):

             (a) the payment of the indebtedness evidenced by the Note in lawful money of the United States of America;

             (b) the payment of interest, default interest, late charges and other sums, as provided in the Note, this Security Instrument or the Other Loan Documents (as hereinafter defined);

             (c) the payment of all other moneys agreed or provided to be paid by Borrower in the Note, this Security Instrument or the Other Loan Documents;

             (d) the payment of all sums advanced pursuant to this Security Instrument to protect and preserve the Property and the lien and the security interest created hereby; and

             (e) the payment of all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

        Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the "OTHER OBLIGATIONS"):

             (a) the performance of all other obligations of Borrower contained herein;

             (b) the performance of each obligation of Borrower contained in any other agreement given by Borrower to Lender which is for the purpose of further securing the obligations secured hereby, and any amendments, modifications and changes thereto; and

             (c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, this Security Instrument or the Other Loan Documents.

         Section 2.3 DEBT AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the "OBLIGATIONS."

         Section 2.4 PAYMENTS. Unless payments are made in the required amount in immediately available funds at the place where the Note is payable, remittances in payment of all or any part of the Debt shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where the Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default (as hereinafter defined).


                         ARTICLE 3 - BORROWER COVENANTS

         Borrower covenants and agrees that:

         Section 3.1 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Note, and (b) all and any of the documents other than the Note or this Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender in connection with the creation of the Obligations, the payment of any other sums owed by Borrower to Lender or the performance of any Obligations (collectively the "OTHER LOAN DOCUMENTS"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein. The term "LOAN DOCUMENTS" as used herein shall individually and collectively refer to the Note, this Security Instrument and the Other Loan Documents; provided, however, that notwithstanding any provision of this Security Instrument to the contrary, the Obligations of the indemnitor(s) under that certain Environmental Indemnity Agreement of even date herewith executed by Borrower and Sheldahl, Inc., a Minnesota corporation (whether one or more, "INDEMNITOR") in favor of Lender (the "ENVIRONMENTAL INDEMNITY") shall not be deemed or construed to be secured by this Security Instrument or otherwise restricted or affected by the foreclosure of the lien hereof or any other exercise by Lender of its remedies hereunder or under any other Loan Document, such Environmental Indemnity being intended by the signatories thereto to be its (or their) unsecured obligation.


         Section 3.2 INSURANCE.

                 (a) Borrower shall obtain and maintain, and shall pay all premiums in accordance with Subsection 3.2(b) below for, insurance for Borrower and the Property providing at least the following coverages:

                     (i) comprehensive all risk insurance (including, without
                  limitation, riot and civil commotion, vandalism, malicious mischief, water, fire, burglary and theft) on the Improvements and the Personal Property and in each case (A) in an amount equal to the lesser of the principal balance of the Note or 100% of the "Full Replacement Cost", which for purposes of this Security Instrument shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (C) providing that the deductible shall not exceed the lesser of $10,000.00 or one percent (1%) of the face value of the policy; and (D) containing Demolition Costs, Increased Cost of Construction and "Ordinance or Law Coverage" or "Enforcement" endorsements if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses or the ability to rebuild the Improvements is restricted or prohibited. The Full Replacement Cost may be redetermined from time to time by an appraiser or contractor designated and paid by Lender or by an engineer or appraiser in the regular employ of the insurer. No omission on the part of Lender to request any such appraisals shall relieve Borrower of any of its obligations under this Subsection;

                     (ii) comprehensive general liability insurance against
                  claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the so-called "occurrence" form with a combined single limit of not less than $1,000,000.00 and not less than $3,000,000.00 if the Property has one or more elevators, as well as liquor liability insurance in a minimum amount of $2,000,000.00 if any part of the Property is covered by a liquor license; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all written and oral contracts; (5) contractual liability covering the indemnities contained in Article 11 hereof to the extent the same is available; and (D) to be without deductible;

                     (iii) business income insurance (A) with loss payable
                  to Lender; (B) covering losses of income and/or Rents derived from the Property and any non-insured property on or adjacent to the Property resulting from any risk or casualty whatsoever; (C) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of eighteen (18) months from the date of the loss, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (D) in an amount equal to 100% of the projected gross income from the Property for a period of eighteen (18) months. The amount of such business income insurance shall be determined by Lender prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Property for the succeeding eighteen (18) month period. All insurance proceeds payable to Lender pursuant to this Subsection 3.2(a) shall be held by Lender and shall be applied to the obligations secured hereunder from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note except to the extent such amounts are actually paid out of the proceeds of such business income insurance;

                           (iv) at all times during which structural
                  construction, repairs or alterations are being made with respect to the Improvements: (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Subsection 3.2(a)(i) written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Subsection 3.2(a)(i), (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

                           (v) workers' compensation, subject to the statutory
                  limits of the state in which the Property is located, and employer's liability insurance with a limit of at least $1,000,000.00 per accident and per disease per employee, and $1,000,000.00 for disease aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operation (if applicable);

                           (vi) if required by Lender, and if available in the
                  area where the Property is located, earthquake or sinkhole insurance in the amount reasonably required by Lender;

                           (vii) comprehensive boiler and machinery insurance
                  (without exclusion for explosion), if applicable, in amounts as shall be reasonably required by Lender and covering all boilers or other pressure vessels, machinery and equipment located at or about the Property (including, without limitation, electrical equipment, sprinkler systems, heating and air conditioning equipment, refrigeration equipment and piping);

                           (viii) flood hazard insurance if any portion of the
                  Improvements is currently or at any time in the future located in a federally designated "special flood hazard area," flood hazard insurance in an amount equal to the lesser of (a) the outstanding principal balance of the Note, (b) the Full Replacement Cost, or (c) the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended; and

                           (ix) such other insurance and in such amounts as
                  Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located, including, without limitation, earthquake insurance (in the event the Property is located in an area with a high degree of seismic activity), mine subsidence insurance and environmental insurance.

                  (b) All insurance provided for in Subsection 3.2(a) hereof shall be obtained under valid and enforceable policies (the "POLICIES" or in the singular, the "POLICY"), in such forms and, from time to time after the date hereof, in such amounts as may from time to time be satisfactory to Lender, issued by financially sound and responsible insurance companies authorized to do business in the state in which the Property is located as admitted or unadmitted carriers which, in either case, have been approved by Lender and which have a general policy rating of A- or better and a financial class of VIII or better by A.M. Best Co. or claims paying ability rating of A or better issued by Standard & Poor's Ratings Group (each such insurer shall be referred to below as a "QUALIFIED INSURER"). Such Policies shall not be subject to invalidation due to the use or occupancy of the Property for purposes more hazardous than the use of the Property at the time such Policies were issued. Not less than thirty (30) days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to Subsection 3.2(a), certified copies of the Policies marked "premium paid" or accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "INSURANCE PREMIUMS"), shall be delivered by Borrower to Lender; provided, however, that in the case of renewal Policies, Borrower may furnish Lender with binders therefor to be followed by the original Policies when issued.

                  (c) Borrower shall not obtain (i) separate insurance concurrent in form or contributing in the event of loss with that required in Subsection 3.2(a) to be furnished by, or which may be reasonably required to be furnished by, Borrower, or (ii) any umbrella or blanket liability or casualty Policy unless, in each case, Lender's interest is included therein as provided in this Security Instrument and such Policy is issued by a Qualified Insurer. If Borrower obtains separate insurance or an umbrella or a blanket Policy, Borrower shall notify Lender of the same and shall cause certified copies of each Policy to be delivered as required in Subsection 3.2(a). Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Subsection 3.2(a).


                  (d) All Policies of insurance provided for or contemplated by Subsection 3.2(a) shall name Lender, its successors and assigns, including any servicers, trustees or other designees of Lender, and Borrower as the insured or additional insured, as their respective interests may appear, and in the case of property damage, boiler and machinery, and flood insurance, shall contain a so-called New York standard non-contributing Lender clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

                   (e) All Policies of insurance provided for in Subsection 3.2(a) shall contain clauses or endorsements to the effect that:

                       (i) no act or negligence of Borrower, or anyone acting
                  for Borrower, or of any tenant under any Lease or other occupant, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

                       (ii) the Policy shall not be materially changed (other
                  than to increase the coverage provided on the Property thereby) or canceled without at least thirty (30) days' prior written notice to Lender and any other party named therein as an insured;

                       (iii) each Policy shall provide that the issuers thereof
                  shall give written notice to Lender if the Policy has not been renewed thirty (30) days prior to its expiration; and

                       (iv) Lender shall not be liable for any Insurance
                  Premiums thereon or subject to any assessments thereunder.

                  (f) Borrower shall furnish to Lender within ten (10) calendar days after Lender's request therefor, a statement certified by Borrower or a duly authorized officer of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Lender, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Lender.

                  (g) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right but not the obligation, without notice to Borrower, to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate, and all expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by this Security Instrument and shall bear interest at the Default Rate (as hereinafter defined).

                  (h) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice thereof to Lender.

                      (i) In case of loss covered by Policies, Lender may
                  either (1) settle and adjust any claim without the consent of Borrower, or (2) allow Borrower to agree with the insurance company or companies on the amount to be paid upon the loss; provided, that Borrower may adjust losses aggregating not in excess of $100,000.00 if such adjustment is carried out in a competent and timely manner, and provided that in any case Lender shall and is hereby authorized to collect and receive any such insurance proceeds; and the expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Debt and be secured hereby and shall be reimbursed by Borrower to Lender upon demand (unless deducted by and reimbursed to Lender from such proceeds).

                      (ii) In the event of any insured damage to or destruction
                  of the Property or any part thereof (herein called an "INSURED CASUALTY"), if (A) in the reasonable judgment of Lender, the Property can be restored within six (6) months after insurance proceeds are made available to an economic unit not less valuable (including an assessment by Lender of the impact of the termination of any Leases due to such Insured Casualty) and not less useful than the same was prior to the Insured Casualty, and after such restoration will adequately secure the outstanding balance of the Debt, and (B) no Event of Default (hereinafter defined) shall have occurred and be then continuing, then the proceeds of insurance shall be applied to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the Property or part thereof subject to Insured Casualty, as provided below; and Borrower hereby covenants and agrees forthwith to commence and diligently to prosecute such restoring, repairing, replacing or rebuilding; provided, however, in any event Borrower shall pay all costs (and if required by Lender, Borrower shall deposit the total thereof with Lender in advance) of such restoring, repairing, replacing or rebuilding in excess of the net proceeds of insurance made available pursuant to the terms hereof.
                      (iii) Except as provided above, the proceeds of insurance
                  collected upon any Insured Casualty shall, at the option of Lender in its sole discretion, be applied to the payment of the Debt or applied to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the Property or part thereof subject to the Insured Casualty, in the manner set forth below. Any such application to the Debt shall NOT be considered a voluntary prepayment requiring payment of the prepayment consideration provided in the Note, and shall not reduce or postpone any payments otherwise required pursuant to the Note, other than the final payment on the Note.

                           (iv) If proceeds of insurance, if any, are made
                  available to Borrower for the restoring, repairing, replacing or rebuilding of the Property, Borrower hereby covenants to restore, repair, replace or rebuild the same to be of at least equal value and of substantially the same character as prior to such damage or destruction, all to be effected in accordance with applicable law and plans and specifications approved in advance by Lender.

                           (v) If Borrower is entitled to reimbursement out of
                  insurance proceeds held by Lender, such proceeds shall be disbursed from time to time upon Lender being furnished with
                  (1) evidence satisfactory to it (which evidence may include inspection[s] of the work performed) that the restoration, repair, replacement and rebuilding covered by the disbursement has been completed in accordance with plans and specifications approved by Lender, (2) evidence satisfactory to it of the estimated cost of completion of the restoration, repair, replacement and rebuilding, (3) funds, or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the proceeds of insurance to complete the proposed restoration, repair, replacement and rebuilding, and (4) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve; and Lender may, in any event, require that all plans and specifications for such restoration, repair, replacement and rebuilding be submitted to and approved by Lender prior to commencement of work. With respect to disbursements to be made by Lender: (A) no payment made prior to the final completion of the restoration, repair, replacement and rebuilding shall exceed ninety percent (90%) of the value of the work performed from time to time; (B) funds other than proceeds of insurance shall be disbursed prior to disbursement of such proceeds; and (C) at all times, the undisbursed balance of such proceeds remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the restoration, repair, replacement or rebuilding, free and clear of all liens or claims for lien and the costs described in Subsection 3.2(h)(vi) below. Any surplus which may remain out of insurance proceeds held by Lender after payment of such costs of restoration, repair, replacement or rebuilding shall be paid to any party entitled thereto. In no event shall Lender assume any duty or obligation for the adequacy, form or content of any such plans and specifications, nor for the performance, quality or workmanship of any restoration, repair, replacement and rebuilding.

                           (vi) Notwithstanding anything to the contrary
                  contained herein, the proceeds of insurance reimbursed to Borrower in accordance with the terms and provisions of this Security Instrument shall be reduced by the reasonable costs (if any) incurred by Lender in the adjustment and collection thereof and in the reasonable costs incurred by Lender of paying out such proceeds (including, without limitation, reasonable attorneys' fees and costs paid to third parties for inspecting the restoration, repair, replacement and rebuilding and reviewing the plans and specifications therefor).

         Section 3.3       PAYMENT OF TAXES, ETC.

                           (a) Borrower shall pay all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "TAXES"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "OTHER CHARGES"), and all charges for utility services provided to the Property as same become due and payable. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not allow and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument, Borrower shall furnish to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

                           (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Taxes from Borrower and from the Property or Borrower shall have paid all of the Taxes under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, (vi) Borrower shall have set aside and deposited with Lender adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, unless Borrower has paid all of the Taxes under protest, and (vii) Borrower shall have furnished the security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any contested Taxes, together with all interest and penalties thereon.

         Section 3.4 CONDEMNATION. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment for said condemnation or eminent domain and to make any compromise or settlement in connection with such proceeding, subject to the provisions of this Security Instrument. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. Borrower shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Borrower, to be paid directly to Lender. Lender may apply any award or payment to the reduction or discharge of the Debt whether or not then due and payable (such application to be free from any prepayment consideration provided in the Note, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the full prepayment consideration computed in accordance with the
Note). If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

         Section 3.5 USE AND MAINTENANCE OF PROPERTY. Borrower shall cause the Property to be maintained and operated in a good and safe condition and repair and in keeping with the condition and repair of properties of a similar use, value, age, nature and construction. Borrower shall not use, maintain or operate the Property in any manner which constitutes a public or private nuisance or which makes void, voidable, or cancelable, or increases the premium of, any insurance then in force with respect thereto. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property with items of the same utility and of equal or greater value) without the prior written consent of Lender. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section 3.4 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender. Borrower shall not take any steps whatsoever to convert the Property, or any portion thereof, to a condominium or cooperative form of management.

         Section 3.6 WASTE. Borrower shall not commit or suffer any waste of the Property or, without first obtaining such additional insurance as may be necessary to cover a proposed change in use of the Property, make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

         Section 3.7 COMPLIANCE WITH LAWS; ALTERATIONS.

                 (a) Borrower shall promptly comply with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting or which may be interpreted to affect the Property, or the use thereof, including, but not limited to, the Americans with Disabilities Act (the "ADA") (collectively "APPLICABLE LAWS").

                 (b) Notwithstanding any provisions set forth herein or in any document regarding Lender's approval of alterations of the Property, Borrower shall not alter the Property in any manner which would increase Borrower's responsibilities for compliance with Applicable Laws without the prior written approval of Lender. Lender's approval of the plans, specifications, or working drawings for alterations of the Property shall create no responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Laws. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person acceptable to Lender.

                 (c) Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

                 (d) Borrower shall take appropriate measures to prevent and will not engage in or knowingly permit any illegal activities at the Property.

         Section 3.8 BOOKS AND RECORDS.

         (a) Borrower shall keep accurate books and records of account in accordance with sound accounting principles in which full, true and correct entries shall be promptly made with respect to Borrower, the Property and the operation thereof, and will permit all such books and records (including without limitation all contracts, statements, invoices, bills and claims for labor, materials and services supplied for the construction, repair or operation to Borrower of the Improvements) to be inspected or audited and copies made by Lender and its representatives during normal business hours and at any other reasonable times. Borrower represents that its chief executive office is as set forth in the introductory paragraph of this Security Instrument and that all books and records pertaining to the Property are maintained at the Property or such other location as may be expressly disclosed to Lender in writing. Borrower will furnish, or cause to be furnished, to Lender on or before forty-five (45) calendar days after the end of each calendar quarter the following items, each certified by Borrower as being true and correct, in such format and in such detail as Lender or its servicer may request:

             (i) a written statement (rent roll) dated as of the last day of each such calendar quarter identifying each of the Leases by the term, space occupied, rental required to be paid (including percentage rents and tenant sales), security deposit paid, any rental concessions, all rent escalations, any rents paid more than one (1) month in advance, any special provisions or inducements granted to tenants, any taxes, maintenance and other common charges paid by tenants, all vacancies and identifying any defaults or payment delinquencies thereunder; and

             (ii) quarterly and year-to-date operating statements prepared for each calendar quarter during each such reporting period detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow.

         (b) Within ninety (90) calendar days following the end of each calendar year, Borrower shall furnish a statement of the financial affairs and condition of the Borrower and the Property including a statement of profit and loss for the Property in such format and in such detail as Lender or its servicer may request, and setting forth the financial condition and the income and expenses for the Property for the immediately preceding calendar year prepared by an independent certified public accountant. Borrower shall deliver to Lender copies of all income tax returns, requests for extension and other similar items contemporaneously with its delivery of same to the Internal Revenue Service.

         (c) Borrower will permit representatives appointed by Lender, including independent accountants, agents, attorneys, appraisers and any other persons, to visit and inspect during its normal business hours and at any other reasonable times any of the Property and to make photographs thereof, and to write down and record any information such representatives obtain, and shall permit Lender or its representatives to investigate and verify the accuracy of the information furnished to Lender under or in connection with this

Security Instrument or any of the Other Loan Documents and to discuss all such matters with its officers, employees and representatives. Borrower will furnish to Lender at Borrower's expense all evidence which Lender may from time to time reasonably request as to the accuracy and validity of or compliance with all representations and warranties made by Borrower in the Loan Documents and satisfaction of all conditions contained therein. Any inspection or audit of the Property or the books and records of Borrower, or the procuring of documents and financial and other information, by or on behalf of Lender, shall be for Lender's protection only, and shall not constitute any assumption of responsibility or liability by Lender to Borrower or anyone else with regard to the condition, construction, maintenance or operation of the Property, nor Lender's approval of any certification given to Lender nor relieve Borrower of any of Borrower's obligations.

         Section 3.9 PAYMENT FOR LABOR AND MATERIALS. Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (as hereinafter defined).

         Section 3.10 PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property, or given by Borrower to Lender for the purpose of further securing an obligation secured hereby and any amendments, modifications or changes thereto.
         Section 3.11 FORMATION OF MUNICIPAL DISTRICT. Borrower shall not hereafter form, cause to be formed, or consent to or permit the formation of, or enter into any agreement with respect to the formation of, any municipality, special district, special improvement district, local improvement district, quasi-municipal corporation, or other political subdivision of the State of Colorado ("Municipal District") relating to the Property without the prior written consent of Lender. Borrower shall promptly provide Lender with a copy of all notices of any kind relating to the formation of any Municipal District or of any elections that may be held regarding the formation of a Municipal District.

         Section 3.12 WITHHOLDING AND SALES TAXES.

                 (a) If Borrower operates a business on the Property or Borrower is otherwise an employer required to deduct and withhold for federal income tax purposes a percentage of the wages of an employee under the terms of ss. 39-22-604, C.R.S. 1973, as amended ("Withholding Tax"), Borrower shall comply with the provisions of ss. 39-22-604 so that the assets and property used by Borrower in the conduct of Borrower's business, including, without limitation, the Property, are not subject to the lien granted to the State of Colorado Department of Revenue (the "Department") pursuant to ss. 39-22-604 (7)(a), C.R.S. 1973, as amended. If required by Lender, Borrower shall post with the Department security for the payment of the Withholding Tax on such terms as required by the Department and shall procure a certificate from the Department certifying that such security has been posted and that the assets and property used by Borrower in the conduct of Borrower's business are exempt from attachment under the lien granted to the Department under ss. 39-22-604(7)(a), C.R.S. 1973, as amended.

               (b) If Borrower leases any part of the Property to a tenant who is either (i) a "retailer," as defined in ss. 39-26-102(8), C.R.S. 1973, as amended, so that such Property is subject to the lien described in ss. 39-26-117 (1)(a), C.R.S. 1973, as amended, or (ii) an employer required to pay Withholding Tax so that such property is subject to the lien described in ss. 39-22-604 (7)(a), C.R.S. 1973, as amended, Borrower shall comply, or cause the tenant to comply, with the provisions of ss. 39-26-117 (1)(b), C.R.S. 1973, as amended, or ss. 39-22-604 (7)(c), C.R.S. 1973, as amended, respectively, to obtain an exemption of the Property from such liens. If required to obtain such exemption, Borrower shall, within ten (10) days of executing such lease file a memorandum of lease with the Department on such forms as prescribed by the Department. The leased property must be reasonably identifiable from the lease description and the tenant must have no right to become the owner of the leased property.


                          ARTICLE 4 - SPECIAL COVENANTS

          Borrower covenants and agrees that:


          Section 4.1 PROPERTY USE. The Property shall be used only for industrial purposes, and for no other use without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion.

          Section 4.2 ERISA.

                  (a) It shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and the Other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  (b) It shall deliver to Lender such certifications or other evidence from time to time throughout the term of the Security Instrument, as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                       (i) Equity interests in Borrower are publicly offered
                   securities, within the meaning of 29 C.F.R.
                   ss.2510.3-101(b)(2);

                       (ii) Less than twenty-five percent (25%) of each
                   outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. ss.2510.3-101(f)(2); or

                       (iii) Borrower qualifies as an "operating company" or a
                   "real estate operating company" within the meaning of 29 C.F.R. ss.2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

          Section 4.3 SINGLE PURPOSE ENTITY. Borrower covenants and agrees that it has not and shall not:

                   (a) engage in any business or activity other than the acquisition, ownership, operation and maintenance of the Property, and activities incidental thereto;

                   (b) acquire or own any material asset other than (i) the Property, and (ii) such incidental Personal Property as may be necessary for the operation of the Property;

                   (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent;

                   (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's Partnership Agreement, Articles or Certificate of Incorporation, Articles of Organization, Operating Agreement or similar organizational documents, as the case may be;

                   (e) own any subsidiary or make any investment in or acquire the obligations or securities of any other person or entity without the consent of Lender;

                   (f) commingle its assets with the assets of any of its general partner(s), if Borrower is a partnership, its managing members, if Borrower is a limited liability company, or its principal shareholders, if Borrower is a corporation (in each case, "PRINCIPAL"), affiliates, or of any other person or entity;

                   (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, except unsecured trade and operational debt incurred with trade creditors in the ordinary course of its business of owning and operating the Property in such amounts as are normal and reasonable under the circumstances, provided that such debt is not evidenced by a note and is paid when due and provided in any event the outstanding principal balance of such debt shall not exceed at any one time one percent (1%) of the Outstanding Debt;

                   (h) fail to pay its debts and liabilities from its own assets;

                   (i) fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, members, principals and affiliates of Borrower, the affiliates of a general partner or member of Borrower, and any other person or entity;

                   (j) enter into any contract or agreement with any general partner, member, principal or affiliate of Borrower, any guarantor of all or a portion of the Debt (a "GUARANTOR") or Indemnitor, or any general partner, member, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, member, principal or affiliate of Borrower, Guarantor or Indemnitor, or any general partner, member, principal or affiliate thereof;

                   (k) seek dissolution or winding up in whole, or in part;

                   (l) fail to correct any known misunderstandings regarding the separate identity of Borrower;

                   (m) hold itself out to be responsible (or pledge its assets as security) for the debts of another person;

                   (n) make any loans or advances to any third party, including any general partner, member, principal or affiliate of Borrower, or any general partner, member, principal or affiliate thereof;

                   (o) fail to file its own tax returns or to use separate stationery (whether separately or as part of a consolidated group), invoices and checks;

                   (p) agree to, enter into or consummate any transaction which would render Borrower unable to furnish the certification or other evidence referred to in Subsection 4.2(b) hereof;

                   (q) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the entity with which such other party is transacting business, or (ii) to suggest that Borrower is responsible for the debts of any third party (including any general partner, member, principal or affiliate of Borrower, or any general partner, member, principal or affiliate thereof);

                   (r) fail to allocate fairly and reasonably among Borrower and any third party (including, without limitation, any Guarantor) any overhead for shared office space;

                   (s) fail to pay the salaries of its own employees and maintain a sufficient number of employees for its contemplated business operations;

                   (t) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                   (u) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors; or

                   (v) share any common logo with or hold itself out as or be considered as a department or division of (i) any general partner, principal, member or affiliate of Borrower, (ii) any affiliate of a general partner of Borrower, or (iii) any other person or entity.


                   ARTICLE 5 - REPRESENTATIONS AND WARRANTIES


          Section 5.1 BORROWER'S REPRESENTATIONS. Borrower represents and warrants to Lender that each of the representations and warranties set forth in that certain Closing Certificate of even date herewith executed by Borrower in favor of Lender are true and correct as of the date hereof and are hereby incorporated and restated in this Security Instrument by this reference.

          Section 5.2 WARRANTY OF TITLE. Borrower represents and warrants that Grantor has good and marketable title to the Property and has the right to grant, bargain, sell, pledge, assign, warrant, transfer and convey the same and that Grantor possesses unencumbered fee simple title in the Land and the Improvements and that Grantor owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument (the "PERMITTED EXCEPTIONS"). Borrower shall, at its sole cost and expense, forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall, at its sole cost and expense, forever warrant and defend the same to Trustee and Lender against the claims of all persons whomsoever.

         Section 5.3  STATUS OF PROPERTY.

                  (a) No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section 3.2 hereof.

                  (b) Borrower has obtained all necessary certificates, permits, licenses and other approvals, governmental and otherwise, necessary for the use, occupancy and operation of the Property and the conduct of its business (including, without limitation, certificates of completion and certificates of occupancy) and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

                  (c) The Property and the present and contemplated use and occupancy thereof are to the best knowledge of Borrower in full compliance with all Applicable Laws, including, without limitation, zoning ordinances, building codes, land use and environmental laws, laws relating to the disabled (including, but not limited to, the ADA) and other similar laws.

                  (d) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

                 (e) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and are physically and legally open for use by the public.

                  (f) The Property is served by public water and sewer systems.

                  (g) The Property is free from damage caused by fire or other casualty. There is no pending or, to the best knowledge of Borrower, threatened condemnation proceedings affecting the Property or any portion thereof.

                  (h) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full and no notice of any mechanics' or materialmen's liens or of any claims of right to any such liens have been received.

                  (i) Borrower has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants' property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby.

                  (j) All liquid and solid waste disposal, septic and sewer systems located on the Property are to the best knowledge of Borrower in a good and safe condition and repair and in compliance with all Applicable Laws.

                   (k) All Improvements lie within the boundary of the Land.

                   (l) The Property will be managed solely by the Borrower, and no property manager shall be retained or appointed without the prior written consent of Lender. Such property manager and any property management agreement shall be satisfactory to Lender in its sole discretion, and as a condition to Lender's approval such property manager shall execute and deliver a lien waiver and subordination agreement satisfactory to Lender in its sole discretion which also provides Lender the right, at its option, to terminate the property management agreement or assume Borrower's obligations thereunder upon an Event of Default.

          Section 5.4 NO FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations.

          Section 5.5 SEPARATE TAX LOT. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

                      ARTICLE 6 - OBLIGATIONS AND RELIANCES

          Section 6.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

          Section 6.2 NO RELIANCE ON LENDER. The general partners, members, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

          Section 6.3 NO LENDER OBLIGATIONS.

                   (a) Notwithstanding the provisions of Subsections 1.1(e) and 1.1(l) or Section 1.2, Lender is not undertaking (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

                   (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the Other Loan Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

          Section 6.4 RELIANCE. Borrower recognizes and acknowledges that in accepting the Note, this Security Instrument and the Other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 5 and that certain Closing Certificate of even date herewith executed by Borrower, without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that such warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the Other Loan Documents; and that Lender would not be willing to make the Loan (as hereinafter defined) and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 5 and such Closing Certificate.

                    ARTICLE 7 - FURTHER ASSURANCES

          Section 7.1 RECORDING FEES. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Other Loan Documents, any note or deed of trust supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

         Section 7.2 FURTHER ACTS. Grantor will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Grantor, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Grantor or without the signature of Grantor to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Grantor grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 7.2.

          Section 7.3  CHANGES IN TAX, DEBT CREDIT AND DOCUMENTARY STAMP LAWS.

                   (a) If any law is enacted or adopted or amended after the date of this Security Instrument which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, requires revenue or other stamps to be affixed to the Note, this Security Instrument, or the Other Loan Documents, or imposes any other tax or charge on the same, Borrower will pay the same, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option, by written notice of not less than ninety (90) calendar days, to declare the Debt immediately due and payable.

                   (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) calendar days, to declare the Debt immediately due and payable.

          Section 7.4  CONFIRMATION STATEMENT.

                   (a) After request by Lender, Borrower, within ten (10) days, shall furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, confirming to Lender (or its designee) (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, and
          (vi) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under the Note or this Security Instrument; provided, however, Lender shall not be entitled hereunder to receive more than one (1) such statement in each calendar year.

                   (b) Subject to the provisions of the Leases, Borrower shall deliver to Lender, promptly upon request (but not more frequently than once annually so long as Borrower is not in default hereunder), duly executed estoppel certificates from any one or more lessees as required by Lender attesting to such facts regarding the Lease as Lender may require, including but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

                   (c) Upon any transfer or proposed transfer contemplated by
          Section 16.1 hereof, at Lender's request, Borrower, any Guarantors and any Indemnitors shall provide an estoppel certificate to the Investor (defined in Section 16.1) or any prospective Investor in such form, substance and detail as Lender, such Investor or prospective Investor may require.



          Section 7.5 SPLITTING OF SECURITY INSTRUMENT. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of Debt, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

          Section 7.6 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or Other Loan Document, Borrower, at its expense, will issue, in lieu thereof, a replacement Note or Other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or Other Loan Document in the same principal amount thereof and otherwise of like tenor.

                       ARTICLE 8 - DUE ON SALE/ENCUMBRANCE

          Section 8.1 LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the creditworthiness of Borrower and experience of Borrower and its general partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

         Section 8.2  NO SALE/ENCUMBRANCE.

                  (a) Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent.

                  (b) Subsection 8.2(a) shall apply to: (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (iii) if Borrower, Guarantor, or any general partner of Borrower or Guarantor is a corporation, any merger, consolidation or the voluntary or involuntary sale, conveyance or transfer of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock in one or a series of transactions by which an aggregate of ten percent (10%) or more of such corporation's stock shall be vested in a party or parties who are not now stockholders (provided, however, in no event shall this subpart [iii] apply to any Guarantor whose stock, shares or partnership interests are traded on a nationally recognized stock exchange); (iv) if Borrower, Guarantor, or any general partner of Borrower or Guarantor is a limited liability company or limited partnership, the voluntary or involuntary sale, conveyance or transfer by which an aggregate of fifty percent (50%) or more of the ownership interest in such limited liability company or fifty percent (50%) or more of the limited partnership interests in such limited partnership shall be vested in parties not having an ownership interest as of the date of this Security Instrument; and (v) if Borrower, any Guarantor or any general partner of Borrower or any Guarantor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner, managing partner or joint venturer or the transfer of all or any portion of the partnership interest of any general partner, managing partner or joint venturer.

         Section 8.3  EXCLUDED AND PERMITTED TRANSFERS.

                  (a) A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this Article 8 shall not include (i) transfers made by devise or descent or by operation of law upon the death of a joint tenant, partner, member or shareholder, subject, however, to all the following requirements: (A) written notice of any transfer under this Section 8.3, whether by will, trust or other written instrument, operation of law or otherwise, is provided to Lender or its servicer, together with copies of such documents









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


          relating to the transfer as Lender or its servicer may reasonably request, (B) control over the management and operation of the Property is retained by Sheldahl, Inc., a Minnesota corporation (the "ORIGINAL PRINCIPALS", whether one or more) at all times prior to the death or legal incapacity of all the Original Principals and is thereafter assumed by persons who are acceptable in all respects to Lender in its sole and absolute discretion, (C) no such transfer by any of the Original Principals will release the respective estate from any liability as a Guarantor, and (D) no such transfer, death or other event has any adverse effect either on the bankruptcy-remote status of Borrower under the requirements of any national rating agency for the Securities (hereinafter defined) or on the status of Borrower as a continuing legal entity liable for the payment of the Debt and the performance of all other obligations secured hereby, (ii) transfers otherwise by operation of law in the event of a bankruptcy, or (iii) a Lease of a portion of the Property to a space tenant.

                   (b) Notwithstanding any provision of this Security Instrument to the contrary, the prohibitions in Subsection 8.2(a) shall not apply to (i) an inter vivos or testamentary transfer of all or any portion of the Property to one or more family members of Original Principals or a trust in which all of the beneficial interest is held by one or more family members of Original Principals or a partnership or limited liability company in which a majority of the capital and profits interests are held by one or more family members of Original Principals, or (ii) any inter vivos or testamentary transfer or issuance of capital stock in Borrower or the general partner of Borrower to one or more family members of Original Principals a trust in which all of the beneficial interest is held by one or more family members of Original Principals or a partnership or limited liability company in which a majority of the capital and profits interests are held by one or more family members of Original Principals; provided, that any inter vivos transfer of all or any portion of the Property or any inter vivos transfer or issuance of capital stock in Borrower or Borrower's general partner is made in connection with Original Principals' bona fide, good faith estate planning and that the person(s) with voting control of Borrower or the management of the Property are (i) the same person(s) who had such voting control and management rights immediately prior to the transfer in question, or
          (ii) reasonably acceptable to Lender. Lender acknowledges that Original Principals and/or an Original Principal's spouse are acceptable to exercise voting control of Borrower and the management of the Property. As used herein, "family members" shall include the spouse, children and grandchildren and any lineal descendants.

                   (c) Notwithstanding the provisions of Section 8.2 above, Lender will give its consent to a sale or transfer of Property, if (but only if) no Event of Default under the Loan Documents has occurred and is continuing, and if each of the following conditions precedent have been fully satisfied (as determined in Lender's sole and absolute discretion): (i) the grantee's or transferee's integrity, reputation, financial condition, character and management ability are satisfactory to Lender in its sole discretion, and all information relating thereto requested by Lender is delivered to Lender at least 30 days prior to the proposed transfer, (ii) the grantee's or transferee's (and its sole general partner's) single purpose and bankruptcy remote character are satisfactory to Lender in its sole discretion, and all information relating thereto requested by Lender is delivered to Lender at least 30 days prior to the proposed transfer, (iii) Lender has obtained such estoppels from any guarantors of the Note or replacement guarantors and such other legal opinions, Securities and similar matters as Lender may require, (iv) all of Lender's costs and expenses associated with the sale or transfer (including reasonable attorneys' fees) are paid by Borrower or the grantee or transferee, (v) the payment of a transfer fee not to exceed 1% of the then unpaid principal balance of the loan evidenced by the Note and secured hereby (the "LOAN"), (vi) the execution and delivery to Lender of a written assumption agreement and substitute guaranty (in its sole and absolute discretion) and such modifications to the Loan Documents executed by such parties and containing such terms and conditions as Lender may require in its sole and absolute discretion prior to such sale or transfer (provided that in the event the Loan is included in a REMIC and is a performing Loan, no modification to the terms and conditions shall be made or permitted that would cause (A) any adverse tax consequences to the REMIC or any holders of any Mortgage-Backed Pass-Through Securities, (B) the Security Instrument to fail to be a Qualifying Security Instrument under applicable federal law relating to REMIC's, or (C) result in a taxation of the income from the Loan to the REMIC or cause a loss of REMIC status), and (vii) the delivery to Lender of an endorsement (at Borrower's sole cost and expense) to Lender's policy of title insurance then insuring the lien created by this Security Instrument in form and substance acceptable to Lender in its sole judgment.

                   (d) Without limiting the foregoing, if Lender shall consent to any such transfer, the written assumption agreement described in Subsection 8.3(c)(vi) above shall provide for the release of Borrower and, if approved by Lender, each Guarantor and Indemnitor of personal liability under the Note and Other Loan Documents, but as to acts or events occurring, or obligations arising, after the closing of such transfer.

          Section 8.4 NO IMPLIED FUTURE CONSENT. Lender's consent to one sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property shall not be deemed to be a waiver of Lender's right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property made in contravention of this Article 8 shall be null and void and of no force and effect.

          Section 8.5 COSTS OF CONSENT. Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including, without limitation, all recording costs, reasonable attorneys' fees and disbursements and title search costs) incurred by Lender in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

          Section 8.6 CONTINUING SEPARATENESS REQUIREMENTS. In no event shall any of the terms and provisions of this Article 8 amend or modify the terms and provisions contained in Section 4.3 herein.

                               ARTICLE 9 - DEFAULT

          Section 9.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT":

                   (a) if any portion of the Debt is not paid prior to the tenth
          (10th) calendar day after the same is due or if the entire Debt is not paid on or before the maturity date, along with applicable prepayment premiums, if any;

                   (b) if Borrower, or Principal, if applicable, violates or does not comply with any of the provisions of Section 4.3 or Article 8;

                   (c) if any representation or warranty of Borrower or of its members, general partners, principals, affiliates, agents or employees, or of any Guarantor or Indemnitor made herein or in the Environmental Indemnity or in any other Loan Document, in any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

                   (d) if Borrower or any Guarantor or any Indemnitor shall make an assignment for the benefit of creditors or if Borrower or any Guarantor or Indemnitor shall admit in writing its inability to pay, or Borrower's or any Guarantor's or any Indemnitor's failure to pay its debts as they become due;

                   (e) if (i) Borrower or any subsidiary or general partner or member of Borrower, or any Guarantor or any Indemnitor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Borrower or any subsidiary or general partner or member of Borrower, or any Guarantor or any Indemnitor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower or any subsidiary or general partner or member of Borrower, or any Guarantor or any Indemnitor any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty
          (60) calendar days; or (iii) there shall be commenced against Borrower or any subsidiary or general partner or member of Borrower or any Guarantor or any Indemnitor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) calendar days from the entry thereof; or (iv) Borrower or any subsidiary or general partner or member of Borrower, or any Guarantor or any Indemnitor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) Borrower or any subsidiary or general partner or member of Borrower, or any Guarantor or any Indemnitor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

                   (f) subject to Borrower's right to contest certain liens as provided in this Security Instrument, if the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) calendar days;

                   (g) if any federal tax lien is filed against Borrower, any general partner of Borrower, any Guarantor, any Indemnitor or the Property and same is not discharged of record within thirty (30) calendar days after same is filed;

                   (h) except as permitted in this Security Instrument, the actual or threatened alteration, improvement, demolition or removal of any of the Improvements without the prior consent of Lender;

                   (i) damage to the Property in any manner which is not covered by insurance, which lack of coverage arises solely as a result of Borrower's failure to maintain the insurance required under this Security Instrument;

                   (j) if a property manager is appointed in accordance with
          Section 5.2 (k) hereof, and if without Lender's prior written consent,
          (i) such manager resigns or is removed, or (ii) the ownership, management or control of such manager is transferred to a person or entity other than the general partner, managing partner or managing member of the Principal of the Borrower, or (iii) there is any material change in the management agreement (or any successor management agreement) for the operation of the Property;

                   (k) this Security Instrument shall cease to constitute a first-priority lien on the Property (other than in accordance with its terms);

                   (l) seizure or forfeiture of the Property, or any portion thereof, or Borrower's interest therein, resulting from criminal wrongdoing or other unlawful action of Borrower, its affiliates, or any tenant in the Property under any federal, state or local law;

                   (m) if Borrower consummates a transaction which would cause this Security Instrument or Lender's exercise of its rights under this Security Instrument, the Note or the Other Loan Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans, subjecting Lender to liability for a violation of ERISA or a state statute;

                   (n) if any default occurs under the Environmental Indemnity given by Borrower and Indemnitor to Lender and other Indemnified Parties (as hereinafter defined) and such default continues after the expiration of applicable notice and grace periods, if any;

                   (o) if any default occurs under any guaranty or indemnity executed in connection herewith and such default continues after the expiration of applicable grace periods, if any;


                   (q) if Borrower, any Guarantor or any Indemnitor, as the case may be, shall continue to be in default under any other term, covenant or condition of this Security Instrument or any Other Loan Documents (excluding the Note) for thirty (30) calendar days after notice from Lender; provided that if such default cannot reasonably be cured within such thirty (30) calendar day period and Borrower (or such Guarantor or Indemnitor as the case may be) shall have commenced to cure such default within such thirty (30) calendar day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) calendar day period shall be extended for so long as it shall require Borrower (or such Guarantor or Indemnitor as the case may be) in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) calendar days after the notice from Lender referred to above;

                   (r) if a property manager is appointed, then if a default has occurred and continues beyond any applicable cure period under the management agreement (or any successor management agreement) or if such default permits the manager to terminate or cancel the management agreement (or any successor management agreement); and

                   (s) if Borrower shall fail to observe or perform any term, covenant, condition or agreement in the Ground Lease beyond any cure period contained therein, or if the Ground Lease shall be cancelled or terminated for any reason.

          Section 9.2 DEFAULT INTEREST. Borrower will pay, from the date of an Event of Default through the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full, interest on the unpaid principal balance of the Note at a per annum rate equal to the lesser of (a) the greater of (i) five percent (5%) plus the Prime Rate (as defined in the Note), and (ii) five percent (5%) plus the Applicable Interest Rate (as defined in the Note), and (b) the maximum interest rate which Borrower may by law pay or Lender may charge and collect (the "DEFAULT RATE").

                        ARTICLE 10 - RIGHTS AND REMEDIES

          Section 10.1 REMEDIES. Upon the occurrence of any Event of Default, Borrower agrees that Lender may take such action, by or through Trustee, by Lender itself or otherwise, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

          (a) Acceleration. Lender may declare the entire principal of the Note then outstanding, and all accrued and unpaid interest thereon, and all other obligations of Borrower to Lender set forth in any of the Loan Documents (including any premium due under the Note upon acceleration thereof), to be due and payable immediately, anything in the Note, this Security Instrument or any other Loan Document to the contrary notwithstanding.

          (b) Right of Entry/Receiver. Lender, personally or by its agents or attorneys, or through a duly appointed receiver, may enter into and upon and take possession of all or any part of the Property, and each and every part thereof, and all bank accounts and other accounts containing any monies, rents, issues, profits, income, proceeds or revenue derived from the Property or the occupancy, use, operation, maintenance, repair, management, leasing or enjoyment thereof or any business conducted by Borrower or any other person on the Property (collectively, the "Bank Accounts"), and any business assets used in connection therewith and may exclude Borrower and its agents wholly therefrom; and, having and holding the same, may use, operate, manage, maintain, repair, lease, improve and control the Property and conduct the business thereof; and Lender, personally, or by its agents or attorneys, or through a duly appointed receiver shall thereafter be entitled to collect and receive all earnings, revenues, rents, issues, profits, proceeds, royalties, rights, benefits, awards, payments and income of, from, and relating to the Property and every part thereof and any business conducted by Borrower or any other party thereon, whether or not Lender or a receiver is then in possession of the Property. Lender shall be entitled to the ex parte appointment of a receiver as a matter of right and without proof of any grounds for appointment other than a default hereunder and without notice to Borrower or to anyone claiming under Borrower, and without regard to statutory grounds therefor, the solvency or insolvency of Borrower or the then owner of the Property, or the condition of the Property, and whether or not the apparent value of the Property exceeds the indebtedness secured hereby, and any receiver appointed may serve without bond. Employment by Lender shall not disqualify a person from serving as a receiver.


          The exercise of any right under this Section shall not be deemed an election of remedies or preclude the exercise of any other right or remedy. Lender or the receiver shall be vested with the fullest powers permitted under applicable law, including, without limitation, the power to:


                   (i) enter upon, take possession of and use, operate, manage, maintain, repair, replace, lease, preserve, protect, control and conduct the Property, the Bank Accounts, and any business conducted on the Property and make expenditures for all maintenance, repairs, and construction or renovation of Improvements as in its judgment are proper;

                   (ii) collect all earnings, rents, revenues, income, issues, profits, royalties, rights, benefits, awards, and payments of, from or relating to the Property or the use, occupation, operation or enjoyment thereof and any business conducted thereon;

                   (iii) complete any construction in progress and in that connection pay bills, borrow funds, employ contractors and make any changes in plans or specifications as it deems appropriate;

                   (iv) oust tenants for nonpayment of rent and enter into, abrogate, modify, terminate, ratify, confirm, renegotiate, and/or hold all leases and rental agreements leasing or renting all or a portion of the Property on such terms and conditions as are deemed commercially reasonable in the receiver's judgment, including leases for terms extending beyond the duration of the receivership;

                   (v) enter into, abrogate, modify, terminate, ratify, confirm and/or renegotiate, contracts or other agreements related to the operation of the Property, including, but not limited to, hiring and firing of employees, present or future managers or management companies, leasing agents, or other professionals dealing with the Property;

                   (vi) enter into contracts with third parties to accomplish any of the powers of the receivership and for purposes of administration of the receivership, including, but not limited to, the hiring of managers and/or management companies, leasing agents, listing agents, accountants, attorneys, and other professionals, which contracts may extend past the term of the receivership;

                   (vii) make alterations, renewals, replacements, additions, betterments, improvements, and repairs and deduct the cost thereof from the income;

                   (viii) pay appropriate operating, maintenance, management and repair costs and expenses, and other costs and expenses of the possession of the Property or the receivership;

                   (ix) make any payments and pay other amounts due under the Note, this Security Instrument, or the other Loan Documents;

                   (x) pay other amounts secured by this Security Instrument or the other Loan Documents;

                   (xi) pay taxes, assessments, ground rents, insurance premiums, utility charges, payments due under the permits or licenses necessary for the operation of the Property, and other similar charges and renewals thereof; and

                   (xii) perform such other duties as deemed appropriate by any court with jurisdiction; provided that, if a receiver is appointed, in no event shall any payments be made to the holder of any junior lien or interest until the indebtedness evidenced and secured by this Security Instrument and the other Loan Documents has been paid in full.

          If the revenues produced by the Property are insufficient to pay expenses, the receiver may borrow, from Lender or otherwise, such sums as it deems necessary for the purposes stated herein and issue receiver's certificates for the sums advanced. In the event receivers' certificates are issued to and held by Lender, repayment of such sums shall be secured by the lien hereof and Lender may elect to treat the amount evidenced by such receivers' certificates as an advance of funds under this Security Instrument or the Assignment of Rents, in which event the amounts evidenced by such receivers' certificates shall bear interest at the Default Rate and may be added (i) to the amount necessary to cure any default, (ii) to the amount of the bid made by Lender at the time of foreclosure sale or other proceedings, and (iii) to the cost of redemption in the event the owner of the Property, Borrower, a junior lien holder, or other person entitled to do so redeems any foreclosure sale. Notwithstanding the foregoing, nothing contained herein shall be construed as imposing any obligation on Lender to make such loan. If, at such time as Lender is entitled to the appointment of a receiver pursuant to this Security Instrument, Lender brings any action to have a receiver appointed, Borrower agrees to pay to Lender the costs and attorneys' fees incurred by Lender thereby.

          (c) Judicial Action. Lender may bring an action in any court of competent jurisdiction to foreclose this instrument or to enforce any of the covenants and agreements hereof. Borrower hereby irrevocably submits in all matters hereunder to the jurisdiction of any Colorado State or Federal court sitting in the City and County of Denver, State of Colorado, as Lender may elect, in any action or proceeding arising out of or relating to this Security Instrument or any other Loan Document to which it is or will be party, and Borrower hereby irrevocably agrees that all claims in respect of such actions or proceedings may be heard and determined in such court. Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, any objection it may have to the laying of venue or the defense of an inconvenient forum, with respect to the maintenance of such actions or proceedings, and its right to demand a trial by jury on any issue. Borrower also waives the pleading of any statutes of limitation as a defense to any obligation secured by this security Instrument or the other Loan Documents to the fullest extent it may effectively do so. Nothing in this paragraph shall affect the right of Lender to bring any action or proceeding against Borrower or its property in the courts of any other jurisdictions.

          (d) Sale. Trustee may, and, upon the written request of Lender, shall, and Lender may to the extent permitted by law, with or without entry, personally or by its agents or attorneys, insofar as applicable:

                   (i) Sell the Property and otherwise exercise the power of sale granted herein in the manner provided by Colorado law including the following:

                         (1) Deliver to Trustee a written notice of default and
                    election and demand for sale to foreclose Borrower's interest in the Property by advertisement and sale in the manner provided in Colorado Revised Statutes, or any successors thereto;

                         (2) Should Lender elect to foreclose by advertisement
                    and sale, Lender shall deposit with Trustee this Security Instrument and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require. Lender or Trustee shall then execute and cause to be recorded and published as required by law a written notice of default and election to sell the Property to satisfy the obligations secured hereby, whereupon Trustee shall fix the time and place of sale, give notice thereof as then required by law and proceed to foreclose this Security Instrument in the manner provided. If a person permitted to do so by Colorado law (or any successor thereto) does not cure the default as provided therein, or if Lender does not withdraw the foreclosure, the sale shall be held on the date and at the time and place designated in the notice of sale (or the time to which the sale may be postponed as provided by law). At Lender's election, Trustee may sell the Property either in one parcel or in separate parcels at auction to the highest bidder for cash, payable at the time of sale. For purposes of facilitating a foreclosure, any personal property shall, at the option of Lender and to the extent permitted by the laws of the State of Colorado, be deemed real property. Trustee shall deliver to the purchaser its certificate of purchase and deed in form as required by law. Any person, including Lender, may purchase at the sale. When Trustee sells the Property pursuant to the powers provided herein, Trustee shall apply the proceeds of sale to payment of: first, the expenses of sale and the expenses of Trustee and Lender, including, without limitation, attorneys' fees and other costs and expenses as herein provided, second, to the indebtedness and other amounts secured by this Security Instrument then remaining unpaid with interest thereon at the Default Rate; third, the surplus, if any, to the person legally entitled to such surplus;

                   (ii) Institute proceedings for the complete or partial foreclosure of this Security Instrument as a mortgage in the manner provided by Colorado law; and/or

                   (iii) Abandon its security interest in the Property.

          (e) Bid. Upon any judicial or nonjudicial sale made under or by virtue of this Section, Lender may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of Borrower secured by this Security Instrument the net sales price after deducting therefrom the expenses of the sale and the cost of the action and any other sums which Lender is authorized to deduct under applicable law or this Security Instrument.


          (f) No Contradiction. Nothing herein relating to foreclosure procedures or specifying particular actions to be taken by Lender or by Trustee shall be deemed to contradict or add to the requirements and procedures (now or hereafter existing) of the law of the State of Colorado and any such conflict or inconsistency shall be resolved in favor of the law of the State of Colorado applicable at the time of foreclosure.

          (g) Debt Secured; Redemption. This Security Instrument shall secure, in addition to the indebtedness described herein, any additional advances, whether mandatory or discretionary, and any expenditures made by Lender as determined in its sole discretion, including, without limitation, any payments made in respect of the Property and for taxes, special assessments, insurance premiums, sums due on any prior lien or encumbrance, costs of completing the construction of unfinished improvements, including, without limitation, tenant improvements, costs of repair, maintenance and preservation of said improvements, costs of leasing the Property or any portion thereof, utility charges, delinquent payment fees, attorneys' fees and other charges which shall bear interest at the Default Rate. It shall be lawful for the purchaser at any sale under foreclosure of this Security Instrument or under execution or order of any court of competent jurisdiction which has received from Trustee or the sheriff conducting such sale a certificate of purchase evidencing such sale to make expenditures for any of the following: taxes, special assessments, insurance premiums, sums due on any prior lien or encumbrance, costs of completing the construction of unfinished improvements, costs of repair, maintenance and preservation of the Property, costs of leasing the Property or any portion thereof, utility charges, costs of defending, protecting, and securing the Property and the holder's interest therein, receiver's fees and expenses, inspection fees, appraisal fees, costs of an environmental investigation, court costs, attorney fees and expenses (including fees and expenses of an attorney in the employment of the holder of the certificate of purchase), fees and expenses of legal assistants and law clerks, and all other costs and expenses which now or hereafter may be allowed by law. Such payments and expenditures shall bear interest at the Default Rate from the date paid. Before redemption can be made from such sale, the party redeeming shall be required to pay, in addition to the amount specified in said certificate of purchase, the further and additional amounts represented by the foregoing expenditures. Upon the occurrence of an Event of Default or foreclosure and if, in the opinion of Lender, it is necessary to complete construction of any incomplete improvements or make repairs, alterations or renovations to the Property, Lender shall have the right to proceed as it deems advisable, and in that connection, Borrower does hereby appoint Lender as its attorney-in-fact to do such things as are provided herein and such power of attorney is coupled with an interest in the said property and is irrevocable.

          (h) Commercial Code Remedies. Lender may exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing:
(i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower.

          (i) Apply Escrow Funds. Lender may apply any Funds (as defined in the Escrow Agreement) and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Loan Document to the payment of the following items in any order in its uncontrolled discretion:

              (i)  Taxes and Other Charges;

              (ii) Insurance Premiums;

              (iii)Interest on the unpaid principal balance of the Note;

              (iv) Amortization of the unpaid principal balance of the Note; and

              (v) All other sums payable pursuant to the Note, this Security Instrument and the Other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument.

          (j) Other Rights. Lender (i) may surrender the Policies maintained pursuant to this Security Instrument or any part thereof, and upon receipt shall apply the unearned premiums as a credit on the Debt, and, in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such premiums; and (ii) may apply the Tax and Insurance Escrow Fund (as defined in the Escrow Agreement) and/or the Replacement Escrow Fund (as defined in the Escrow Agreement) and any other funds held by Lender toward payment of the Debt; and (iii) shall have and may exercise any and all other rights and remedies which Lender may have at law or in equity, or by virtue of any of the Loan Documents, or otherwise.

          (k) Discontinuance of Remedies. In case Lender shall have proceeded to invoke any right, remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Lender shall have the unqualified right so to do and, in such event, Borrower and Lender shall be restored to their former positions with respect to the Debt, the Loan Documents, the Property or otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if same had never been invoked.

          (l) Remedies Cumulative. All rights, remedies, and recourses of Lender granted in the Note, this Security Instrument and the Other Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Borrower, the Property, or any one or more of them, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive;
(v) shall not be conditioned upon Lender exercising or pursuing any remedy in relation to the Property prior to Lender bringing suit to recover the Debt; and
(vi) in the event Lender elects to bring suit on the Debt and obtains a judgment against Borrower prior to exercising any remedies in relation to the Property, all liens and security interests, including the lien of this Security Instrument, shall remain in full force and effect and may be exercised thereafter at Lender's option.

          (m) Bankruptcy Acknowledgment. In the event the Property or any portion thereof or any interest therein becomes property of any bankruptcy estate or subject to any state or federal insolvency proceeding, then Lender shall immediately become entitled, in addition to all other relief to which Lender may be entitled under this Security Instrument, to obtain (i) an order from the Bankruptcy Court or other appropriate court granting immediate relief from the automatic stay pursuant to ss. 362 of the Bankruptcy Code so to permit Lender to pursue its rights and remedies against Borrower as provided under this Security Instrument and all other rights and remedies of Lender at law and in equity under applicable state law, and (ii) an order from the Bankruptcy Court prohibiting Borrower's use of all "cash collateral" as defined under ss. 363 of the Bankruptcy Code. In connection with such Bankruptcy Court orders, Borrower shall not contend or allege in any pleading or petition filed in any court proceeding that Lender does not have sufficient grounds for relief from the automatic stay. Any bankruptcy petition or other action taken by the Borrower to stay, condition, or inhibit Lender from exercising its remedies are hereby admitted by Borrower to be in bad faith and Borrower further admits that Lender would have just cause for relief from the automatic stay in order to take such actions authorized under state law.

          (n) Application of Proceeds. The proceeds from any sale, lease, or other disposition made pursuant to this Security Instrument, or the proceeds from the surrender of any insurance policies pursuant hereto, or any Rents collected by Lender from the Property, or the Tax and Insurance Escrow Fund or the Replacement Escrow Fund (as defined in the Escrow Agreement) or proceeds from insurance which Lender elects to apply to the Debt pursuant to Article 3 hereof, shall be applied by Trustee, or by Lender, as the case may be, to the Debt in the following order and priority: (1) to the payment of all expenses of advertising, selling, and conveying the Property or part thereof, and/or prosecuting or otherwise collecting Rents, proceeds, premiums or other sums including reasonable attorneys' fees and a reasonable fee or commission to Trustee, not to exceed five percent of the proceeds thereof or sums so received; (2) to that portion, if any, of the Debt with respect to which no person or entity has personal or entity liability for payment (the "EXCULPATED PORTION"), and with respect to the Exculpated Portion as follows: first, to accrued but unpaid interest, second, to matured principal, and third, to unmatured principal in inverse order of maturity; (3) to the remainder of the Debt as follows: first, to the remaining accrued but unpaid interest, second, to the matured portion of principal of the Debt, and third, to prepayment of the unmatured portion, if any, of principal of the Debt applied to installments of principal in inverse order of maturity; (4) the balance, if any or to the extent applicable, remaining after the full and final payment of the Debt to the holder or beneficiary of any inferior liens covering the Property, if any, in order of the priority of such inferior liens (Trustee and Lender shall hereby be entitled to rely exclusively on a commitment for title insurance issued to determine such priority); and (5) the cash balance, if any, to the Borrower. The application of proceeds of sale or other proceeds as otherwise provided herein shall be deemed to be a payment of the Debt like any other payment. The balance of the Debt remaining unpaid, if any, shall remain fully due and owing in accordance with the terms of the Note and the other Loan Documents.


          Section 10.2 RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

                    ARTICLE 11 - INDEMNIFICATION; SUBROGATION


          Section 11.1 GENERAL INDEMNIFICATION.

          (a) Borrower shall indemnify, defend and hold Lender and Trustee harmless against: (i) any and all claims for brokerage, leasing, finder's or similar fees which may be made relating to the Property or the Debt, and (ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Lender's reasonable attorneys' fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be asserted against, imposed on or incurred by Lender or Trustee in connection with the Debt, this Security Instrument, the Property, or any part thereof, or the exercise by Lender or Trustee of any rights or remedies granted to it under this Security Instrument; provided, however, that nothing herein shall be construed to obligate Borrower to indemnify, defend and hold harmless Lender from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses enacted against, imposed on or incurred by Lender by reason of Lender's willful misconduct or gross negligence.

          (b) If Lender is made a party defendant to any litigation or any claim is threatened or brought against Lender concerning the secured indebtedness, this Security Instrument, the Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Lender shall notify Borrower of such litigation or claim and Borrower shall indemnify, defend and hold Lender harmless from and against all liability by reason of said litigation or claims, including reasonable attorneys' fees (together with reasonable appellate counsel fees, if any). The right to such attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Lender in any such litigation or claim of the type described in this Subsection 11.1(b), whether or not any such litigation or claim is prosecuted to judgment, shall be deemed to have accrued on the commencement of such claim or action and shall be enforceable whether or not such claim or action is prosecuted to judgment. If Lender commences an action against Borrower to enforce any of the terms hereof or to prosecute any breach by Borrower of any of the terms hereof or to recover any sum secured hereby, Borrower shall pay to Lender its reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses. If Borrower breaches any term of this Security Instrument, Lender may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Borrower, Borrower shall pay Lender reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Lender, whether or not an action is actually commenced against Borrower by reason of such breach. All references to "ATTORNEYS" in this Subsection 11.1(b) and elsewhere in this Security Instrument shall include without limitation any attorney or law firm engaged by Lender and Lender's in-house counsel, and all references to "FEES AND EXPENSES" in this Subsection 11.1(b) and elsewhere in this Security Instrument shall include without limitation any fees of such attorney or law firm and any allocation charges and allocation costs of Lender's in-house counsel.

         (c) A waiver of subrogation shall be obtained by Borrower from its insurance carrier and, consequently, Borrower waives any and all right to claim or recover against Lender, its officers, employees, agents and representatives, for loss of or damage to Borrower, the Property, Borrower's property or the property of others under Borrower's control from any cause insured against or required to be insured against by the provisions of this Security Instrument.

     Section 11.2 ENVIRONMENTAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (as hereinafter defined) imposed upon or incurred by or asserted against any Indemnified Parties (other than those arising solely from a state of facts that first came into existence after Lender acquired title to the Property through foreclosure or a deed in lieu thereof), and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Substances (as hereinafter defined) in, on, above, or under the Property; (b) any past, present or future Release (as hereinafter defined) of Hazardous Substances in, on, above, under or from the Property; (c) any activity by Borrower, any person or entity affiliated with Borrower, and any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located in, under, on or above the Property; (d) any activity by Borrower, any person or entity affiliated with Borrower, and any tenant or other user of the Property in connection with any actual or proposed Remediation (as hereinafter defined) of any Hazardous Substances at any time located in, under, on or above the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violations of any Environmental Law (as hereinafter defined) (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including but not limited to any failure by Borrower, any person or entity affiliated with Borrower, and any tenant or other user of the Property to comply with any order of any governmental authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the future imposition, recording or filing of any Environmental Lien (as hereinafter defined) encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Section 11.2; (h) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations under the Environmental Indemnity of even date executed by Borrower and Indemnitor; and (i) any diminution in value of the Property in any way connected with any occurrence or other matter referred to in this Section 11.2.

          The term "ENVIRONMENTAL LAW" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment. The term "ENVIRONMENTAL LAW" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. The term "ENVIRONMENTAL LAW" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the Property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property.

         The term "ENVIRONMENTAL LIEN" includes but is not limited to any lien or other encumbrance imposed pursuant to Environmental Law, whether due to any act or omission of Borrower or any other person or entity.

         The term "HAZARDOUS SUBSTANCES" includes but is not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, lead-based paints, radon, radioactive materials, flammables and explosives.

         The term "INDEMNIFIED PARTIES" includes but is not limited to Lender, any person or entity who is or will have been involved in originating the Loan evidenced by the Note, any person or entity who is or will have been involved in servicing the Loan, any person or entity in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan (including but not limited to those who may acquire any interest in Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties), as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assign of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as part of or following foreclosure pursuant to the Loan) and including but not limited to any successors by merger, consolidation or acquisition of all or a substantial part of Lender's assets and business.

         The term "LOSSES" includes but is not limited to any claims, suits, liabilities (including but not limited to strict liabilities), administrative or judicial actions or proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, costs of Remediation (whether or not performed voluntarily), judgments, award, amounts paid in settlement, foreseeable and unforeseeable consequential damages, litigation costs, attorneys' fees, engineer's fees, environmental consultants' fees and investigation costs (including but not limited to costs for sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), of whatever kind or nature, and whether or not incurred in connection with any judicial or administrative proceedings.

         The term "RELEASE" with respect to any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

         The term "REMEDIATION" includes but is not limited to any response, remedial, removal, or corrective action; any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance; any actions to prevent, cure or mitigate any Release of any Hazardous Substance; any action to comply with any Environmental Laws or with any permits issued pursuant thereto; any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in this Article 11.

         Section 11.3 EXCLUDED OCCURRENCES. Notwithstanding any provision of this Security Instrument to the contrary, where after the date of this Security Instrument there shall occur an event (including, without limitation, a Release) for which Borrower would have an obligation under this Security Instrument to indemnify, defend, protect or hold harmless the Indemnified Parties, then Borrower shall have no such obligation to indemnify, defend, protect, release and hold harmless the Indemnified Parties from and against Losses for acts or omissions the cause(s) of which is outside or beyond the control of Borrower. For purposes of this Section 11.3, Borrower shall be deemed and construed to have control over the acts and omissions of all tenants and subtenants of the Property and each of their respective agents, vendors, guests, invitees, licencees, servants, employees, officers, directors, representatives, contractors, subcontractors, affiliates and subsidiaries.

         Section 11.4 DUTY TO DEFEND AND ATTORNEYS AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of claim or proceeding. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

         Section 11.5 SURVIVAL OF INDEMNITIES. Notwithstanding any provision of this Security Instrument or any other Loan Document to the contrary, the provisions of Section 11.1 and Section 11.2, and Borrower's obligations thereunder, shall survive (a) the repayment of the Note, (b) the foreclosure of this Security Instrument, and (c) the release (or reconveyance, as applicable) of the lien of this Security Instrument.

                         ARTICLE 12 - SECURITY AGREEMENT

         Section 12.1 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. Borrower by executing and delivering this Security Instrument has granted and hereby grants to Lender and Trustee, as security for the Obligations, a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial

Code (said portion of the Property so subject to the Uniform Commercial Code being called in this paragraph the "COLLATERAL"). Borrower hereby agrees with Lender to execute and deliver to Lender, in form and substance satisfactory to Lender, such financing statements, continuation statements, other uniform commercial code forms and shall pay all expenses and fees in connection with the filing and recording thereof, and such further assurances as Lender may from time to time, reasonably consider necessary to create, perfect, and preserve Lender's security interest herein granted. This Security Instrument shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code. All or part of the Property are or are to become fixtures. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Security Instrument. If an Event of Default shall occur, Lender, in addition to any other rights and remedies which they may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender, Borrower shall at its expense assemble the Collateral and make it available to Lender at a convenient place acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Lender in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Obligations in such priority and proportions as Lender in its discretion shall deem proper. In the event of any change in name, identity or structure of any Borrower, such Borrower shall notify Lender thereof, and promptly after request shall execute, file and record such Uniform Commercial Code forms as are necessary to maintain the priority of Lender's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Lender shall require the filing or recording of additional Uniform Commercial Code forms or continuation statements, Borrower shall, promptly after request, execute, file and record such Uniform Commercial Code forms or continuation statements as Lender shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof it being understood and agreed, however, that no such additional documents shall increase Borrower's obligations under the Note, this Security Instrument and the Other Loan Documents. Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Lender, as Borrower's attorney-in-fact, in connection with the Collateral covered by this Security Instrument. Notwithstanding the foregoing, Borrower shall appear and defend in any action or proceeding which affects or purports to affect the Property and any interest or right therein, whether such proceeding effects title or any other rights in the Property (and in conjunction therewith, Borrower shall fully cooperate with Lender in the event Lender is a party to such action or proceeding).

                              ARTICLE 13 - WAIVERS

         Section 13.1 MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

         Section 13.2 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

         Section 13.3 SOLE DISCRETION OF LENDER. Wherever pursuant to this Security Instrument Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         Section 13.4 SURVIVAL. The indemnifications made pursuant to Article 11, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Note or any of the Other Loan Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Note or the Other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

         Section 13.5 WAIVER OF TRIAL BY JURY.

         BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS SECURITY INSTRUMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH INCLUDING, BUT NOT LIMITED TO

THOSE RELATING TO (A) ALLEGATIONS THAT A PARTNERSHIP EXISTS BETWEEN
LENDER AND BORROWER; (B) USURY OR PENALTIES OR DAMAGES THEREFOR; (C) ALLEGATIONS OF UNCONSCIONABLE ACTS, DECEPTIVE TRADE PRACTICE, LACK OF GOOD FAITH OR FAIR DEALING, LACK OF COMMERCIAL REASONABLENESS, OR SPECIAL RELATIONSHIPS (SUCH AS FIDUCIARY, TRUST OR CONFIDENTIAL RELATIONSHIP); (D) ALLEGATIONS OF DOMINION, CONTROL, ALTER EGO, INSTRUMENTALITY, FRAUD, REAL ESTATE FRAUD, MISREPRESENTATION, DURESS, COERCION, UNDUE INFLUENCE, INTERFERENCE OR NEGLIGENCE; (E) ALLEGATIONS OF TORTIOUS INTERFERENCE WITH PRESENT OR PROSPECTIVE BUSINESS RELATIONSHIPS OR OF ANTITRUST; OR (F) SLANDER, LIBEL OR DAMAGE TO REPUTATION. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

         Section 13.6 WAIVER OF AUTOMATIC OR SUPPLEMENTAL STAY. In the event of the filing of any voluntary or involuntary petition under the Bankruptcy Code by or against Borrower (other than an involuntary petition filed by or joined in by Lender), the Borrower shall not assert, or request any other party to assert, that the automatic stay under ss. 362 of the Bankruptcy Code shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Security Instrument, or any other rights that Lender has, whether now or hereafter acquired, against any guarantor of the Debt. Further, Borrower shall not seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to ss. 105 of the Bankruptcy Code or any other provision therein to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Security Instrument against any guarantor of the Debt. The waivers contained in this paragraph are a material inducement to Lender's willingness to enter into this Security Instrument and Borrower acknowledges and agrees that no grounds exist for equitable relief which would bar, delay or impede the exercise by Lender of Lender's rights and remedies against Borrower or any guarantor of the Debt.

                              ARTICLE 14 - NOTICES

         Section 14.1 NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged, (ii) one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, addressed as follows:

If to Borrower:                     Sheldahl Colorado LLC
                                    1150 Sheldahl Road, P.O. Box 170,
                                    Northfield, Minnesota 55057
                                    Attention:  Jill D. Burchill
                                    Facsimile:  (507) 663-8545

If to Fee Owner:                    Sheldahl, Inc.
                                    1150 Sheldahl Road, P.O. Box 170,
                                    Northfield, Minnesota 55057
                                    Attention:  Jill D. Burchill
                                    Facsimile:  (507) 663-8545

With a copy to:                     Lindquist & Vennum, PLLP
                                    4200 IDS Center
                                    80 South 8th Street
                                    Minneapolis, Minnesota  55402-2205
                                    Attention: Debra K. Page, Esq.
                                    Facsimile No.: (612) 371-3207

If to Lender:                       Morgan Guaranty Trust Company of New York
                                    60 Wall Street
                                    New York, New York 10260-0060
                                    Attention:  Nancy Alto, Commercial Mortgage
                                    Finance Group
                                                  Loan Servicing
                                    Facsimile No.: (212) 648-5274

With a copy to:                     Womble Carlyle Sandridge & Rice, PLLC
                                    3500 One Atlantic Center
                                    1201 West Peachtree Street
                                    Atlanta, Georgia  30309
                                    Attention: Robert F. Cook, Esq.
                                    Facsimile No.: (404) 888-7490

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this subsection, the term "BUSINESS DAY" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

         Any party by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

                           ARTICLE 15 - APPLICABLE LAW

         Section 15.1 GOVERNING LAW; JURISDICTION. This Security Instrument shall be governed by and construed in accordance with applicable federal law and the laws of the state where the Property is located, without reference or giving effect to any choice of law doctrine. Borrower hereby irrevocably submits to the jurisdiction of any court of competent jurisdiction located in the state in which the Property is located in connection with any proceeding arising out of or relating to this Security Instrument.

         Section 15.2 USURY LAWS. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

         Section 15.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this

Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

                          ARTICLE 16 - SECONDARY MARKET

         Section 16.1 TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Security Instrument and the Other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "SECURITIES"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any Rating Agency (as hereinafter defined) rating such Securities (collectively, the "INVESTOR") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any Guarantor, any Indemnitor and the Property, whether furnished by Borrower, any Guarantor, any Indemnitor or otherwise, as Lender determines necessary or desirable. The term "RATING AGENCY" shall mean each statistical rating agency that has assigned a rating to the Securities.

                               ARTICLE 17 - COSTS

         Section 17.1 PERFORMANCE AT BORROWER'S EXPENSE. Borrower acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination (excluding the scheduled maturity of the Note) of its loans, (b) the release or substitution of collateral therefor, or (c) obtaining certain consents, waivers and approvals with respect to the Property (the occurrence of any of the above shall be called an "EVENT"). Borrower hereby acknowledges and agrees to pay, immediately, upon demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event.

         Section 17.2 ATTORNEY'S FEES FOR ENFORCEMENT. (a) Borrower shall pay all legal fees incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and the Other Loan Documents and (ii) the items set forth in Section 17.1 above, and (b) Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Property or Personal Property and/or collecting any amount payable or in enforcing its rights hereunder with respect to the Property or Personal Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date of payment or incurring by Lender until paid by Borrower.

                            ARTICLE 18 - DEFINITIONS

         Section 18.1 GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "BORROWER" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "LENDER" shall mean "Lender and any subsequent holder of the Note," the word "NOTE" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "PERSON" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "PROPERTY" shall include any portion of the Property and any interest therein, and the phrases "ATTORNEYS' FEES," "LEGAL FEES" and "COUNSEL FEES" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                      ARTICLE 19 - MISCELLANEOUS PROVISIONS

         Section 19.1 NO ORAL CHANGE. This Security Instrument, the Note, and the Other Loan Documents and any provisions hereof or thereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         Section 19.2 LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

         Section 19.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

         Section 19.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         Section 19.5 DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         Section 19.6 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         Section 19.7 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Note and the Other Loan Documents and the performance and discharge of the Other Obligations.

         Section 19.8 ENTIRE AGREEMENT. The Note, this Security Instrument and the Other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, this Security Instrument and the Other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, this Security Instrument and the Other Loan Documents.

                              ARTICLE 20 - TRUSTEE

         Trustee may resign by the giving of notice of such resignation in writing or verbally to Lender. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason, Lender shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Lender shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Lender, and if such Lender be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Borrower hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Security Instrument or applicable law. Any substitute Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee's place. No fees or expenses shall be payable to Trustee, except in connection with a foreclosure of the Property or any part thereof or in connection with the release of the Property following payment in full of the Debt.

                      ARTICLE 21 - GROUND LEASE PROVISIONS

                  (a) Borrower will: (i) pay the rent reserved by the Ground Lease as the same becomes due and payable; (ii) promptly perform and observe all of the covenants, agreements, obligations and conditions required to be performed and observed by the Borrower under the Ground Lease, and do all things necessary to preserve and keep unimpaired its rights thereunder; (iii) promptly notify Lender in writing of the commencement of a proceeding under the federal bankruptcy laws by or against Borrower or the Fee Owner under the Ground Lease; (iv) if any of the indebtedness secured hereby remains unpaid at the time when notice may be given by the Lender under the Ground Lease of the exercise of any right to renew or extend the term of the Ground Lease, promptly give notice to the ground lessor of the exercise of such right of extension or renewal; (v) in case any proceeds of insurance upon the Property or any part thereof are deposited with any person other than Lender, promptly notify Lender in writing of the name and address of the person with whom such proceeds have been deposited and the amount so deposited; (vi) promptly notify the Lender in writing of the receipt by the Borrower of any notice (other than notices customarily sent on a regular periodic basis) from the ground lessor under the Ground Lease and of any notice noting or claiming any default by the Borrower in the performance or observance of any of the terms, covenants, or conditions on the part of the Borrower to be performed or observed under the Ground Lease; (vii) promptly notify the Lender in writing of the receipt by the Borrower of any notice from the ground lessor of any termination of the Ground Lease pursuant to the provisions of the Ground Lease; (viii) promptly cause a copy of each such notice received by the Borrower from the ground lessor under the Ground Lease to be delivered to the Lender, and (ix) promptly notify Lender in writing of any request made by either party to the Ground Lease to the other party thereto for arbitration or appraisal proceedings pursuant to the Ground Lease, and of the institution of any arbitration or appraisal proceedings and promptly deliver to Lender a copy of the determination of the arbitrators or appraisers in each such proceeding.

                  (b) Borrower will not surrender the Ground Lease or Borrower's leasehold estate and interest therein, nor terminate or cancel the Ground Lease; and will not, without the prior written consent of Lender modify, change, supplement, alter or amend the Ground Lease, either orally or in writing, and as further security for the repayment of the indebtedness hereby secured and for the performance of the covenants, agreements, obligations and conditions herein and in the Ground Lease contained, Borrower hereby assigns to Lender all of its rights, privileges and prerogatives as ground lessee under the Ground Lease to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease and any such termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease, without the prior written consent thereto by Lender, shall be void and of no force and effect. Without limiting the generality of the foregoing, Borrower will not reject the Ground Lease pursuant to 11 U.S.C. Section 365(a) or any successor law, or allow the Ground Lease to be deemed rejected by inaction and lapse of time, and will not elect to treat the Ground Lease as terminated by the ground lessor's rejection of the Ground Lease pursuant to 11 U.S.C. Section 365(h)(1) or any successor law, and as further security for the repayment of the indebtedness secured hereby and for the performance of the covenants, agreements, obligations and conditions herein and in the Ground Lease contained, Borrower hereby assigns to Lender all of its rights, privileges and prerogatives of Borrower and Borrower's bankruptcy trustee to deal with the Ground Lease, which right may arise as a result of the commencement of a proceeding under the federal bankruptcy laws by or against Borrower or ground lessor under the Ground Lease, including, without limitation, the right to assume or reject, or to compel the assumption or rejection of the Ground Lease pursuant to 11 U.S.C. Section 365(a) or any successor law, the right to seek and obtain extensions of time to assume or reject the Ground Lease, the right to elect whether to treat the Ground Lease as terminated by the ground lessor's rejection of the Ground Lease or to remain in possession of the Property and offset damages pursuant to 11 U.S.C.
         Section 365(b)(1) or any successor law; and any exercise of such rights, privileges or prerogatives by Borrower or Borrower's bankruptcy trustee without the prior written consent thereto by Lender shall be void and of no force and effect. No release or forbearance of any of Borrower's obligations as ground lessee under the Ground Lease, whether pursuant to the Ground Lease or otherwise, shall release Borrower from any of its obligations under this Security Instrument, including, but not limited to, Borrower's obligations with respect to the payment of rent as provided for in the Ground Lease and the observance and performance of all of the covenants, agreements, obligations and conditions contained in the Ground Lease to be observed and performed by the ground lessee thereunder. Borrower hereby expressly grants to Lender, and agrees that Lender shall have, the absolute and immediate right (notwithstanding any cure periods applicable to acceleration of the Note or exercise of remedies provided for herein) to enter in and upon the Property or any part thereof, to such extent and as often as Lender, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Borrower. Lender may immediately pay and expend such sums of money (notwithstanding any cure periods applicable to acceleration of the Note or exercise of remedies provided for herein) as Lender, in its sole discretion, deems necessary to prevent or cure any such default by Borrower, and Borrower hereby agrees to pay to Lender, immediately and without demand, all such sums so paid and expended by Lender, together with interest thereon from the date of each such payment at the Default Rate as specified in the Note. All sums so paid and expended by Lender, and the interest thereon, shall be added to and be secured by the lien of this Security Instrument. Unless Lender shall otherwise expressly consent in writing, the fee title to the real property demised by the Ground Lease and the leasehold estate thereunder shall not merge, but shall always remain separate and distinct, notwithstanding the union of such estates either in the Borrower or in a third party by purchase or otherwise.

                  (c) The Borrower will, within ten (10) days after written demand from the Lender, use its best efforts to obtain from the ground lessor under the Ground Lease and deliver to the Lender a certificate stating that such Ground Lease is in full force and effect, is unmodified, that no notice of termination thereon has been served on the Borrower, stating the date to which the net rent has been paid and stating whether or not there are any defaults thereunder and specifying the nature of such defaults, if any.

                  (d) The Borrower will furnish to the Lender, upon demand, proof of payment of all items which are required to be paid by the Borrower pursuant to the Ground Lease.

                     [Remainder of page intentionally blank]

         IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower the day and year first above written.


                                    BORROWER:

                                    SHELDAHL COLORADO, LLC, a Minnesota
                                    limited liability company

                                    By: SHELDAHL, INC., a Minnesota
                                        corporation, its sole Member


                                        By: /s/ Jill D. Burchill
                                           -------------------------------------
                                           Jill D. Burchill, Vice Pres. & CFO



                                    FEE OWNER:

                                    SHELDAHL, INC., a Minnesota corporation


                                    By: /s/ Jill D. Burchill
                                       -----------------------------------------
                                       Jill D. Burchill, Vice Pres. & CFO



                  [Acknowledgments contained on following page]

                                 ACKNOWLEDGMENTS

COUNTY OF                                   :
         -------------------                :        ss.
STATE OF                                    :
         -------------------

         The foregoing instrument was acknowledged before me this       day of
November, 1999, by Jill D. Burchill, Vice President and CFO of SHELDAHL, INC., a Minnesota corporation, the sole member of SHELDAHL COLORADO, LLC, a Minnesota limited liability company, on behalf of the company.

         Witness my hand and official seal.


                                            ------------------------------------
                                            NOTARY PUBLIC

                                            My Commission Expires:

                                            ------------------------------------



COUNTY OF                                   :
         ------------------                 :        ss.
STATE OF                                    :
         ------------------

         The foregoing instrument was acknowledged before me this       day of
November, 1999, by Jill D. Burchill, Vice President and CFO of SHELDAHL INC., a Minnesota corporation, on behalf of the corporation.

         Witness my hand and official seal.


                                            ------------------------------------
                                            NOTARY PUBLIC

                                            My Commission Expires:

                                            ------------------------------------

                                JOINDER AGREEMENT


Sheldahl, Inc., a Minnesota corporation, hereby joins in the foregoing Security Instrument as sublessee under that certain Net Sublease Agreement dated November
     , 1999 (the "Ground Sublease"), for the purpose of acknowledging that (i) the Ground Sublease is subordinate to the lien of the Security Instrument, and
(ii) the Ground Sublease shall terminate upon a foreclosure under the Security Instrument.


                                          SHELDAHL, INC., a Minnesota
                                          corporation


                                          By: /s/ Jill D. Burchill
                                             ---------------------------------
                                             Jill D. Burchill, Vice Pres. & CFO




COUNTY OF                                 :
         -------------------              :        ss.
STATE OF                                  :
         -------------------

         The foregoing instrument was acknowledged before me this       day of
November, 1999, by Jill D. Burchill, Vice President and CFO of SHELDAHL INC., a Minnesota corporation, on behalf of the corporation.

         Witness my hand and official seal.


                                          ------------------------------------
                                          NOTARY PUBLIC

                                          My Commission Expires:

                                          ------------------------------------

                                    EXHIBIT A

                              (Description of Land)

         All of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being described as follows:





                                      A-1